================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)              September 20, 2001
                                                   -----------------------------


                                  Viador Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


          Delaware                         0-27741               94-3234636
--------------------------------------------------------------------------------
(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   File Number)        Identification No.)

       977 Benecia Avenue, Synnyvale, California                        94085
--------------------------------------------------------------------------------
        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code                (408) 735-5956
                                                   -----------------------------

       2000 Charleston Road, Suite 1000, Mountain View, California 94043
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

Item 5. Other Events
        ------------

     Viador Inc. announced the president Stan Wang will assume the additional post of chief executive officer, replacing Dick Warmington, who will remain as a member of the Viador Inc. Board of Directors.

     Viador Inc. also announced that Alice Pilch has resigned as the chief financial officer of Viador Inc. The company has hired Nate Cammack to fill the position of chief financial officer.

     Please see the attached press release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 Viador Inc.
                                                            --------------------
                                                                (Registrant)

Date: October 09, 2001                              By: /s/ Stan Wang
                                                        ------------------------
                                                               Stan Wang
                                                          President and Chief
                                                           Executive Officer

                                 EXHIBITS INDEX
                                 --------------

Exhibit     Description
-------     -----------

 99.1 Press Release, dated September 20, 2001, issued by Viador Inc. announcing President Stan Wang Named to the additional post of Chief Executive.